EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Commerce Planet, Inc., a Utah corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB, as amended, for the quarter ended March 31, 2007 (the “Form 10-QSB/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 24, 2007

By: /s/ Michael Hill
Michael Hill
Chief Executive Officer

Date: August 24, 2007

By: /s/ David Foucar
David Foucar
Chief Financial Officer, Principal Accounting Officer